UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 8, 2006 (December 8, 2006)

Affordable Residential Communities Inc.
(Exact Name of Registrant as Specified in Charter)

Maryland	001-31987	84-1477939
(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification No.)

7887 E. Belleview Avenue, Suite 200, Englewood, CO  80111

(Address of Principal Executive Offices)  (Zip Code)

Registrant’s Telephone Number, Including Area Code:   303-383-7500

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01   Other Events.

On December 8, 2006, Affordable Residential Communities Inc. (the “Company”) issued a press release (the “Press Release”) announcing, in connection with its previously announced $80 million rights offering, that its board of directors has declared a special dividend consisting of rights to purchase 10 million shares of its common stock to all holders of record of the Company’s common stock as of 5:00 p.m., New York City time, on December 19, 2006.

The Company also announced that it has set December 18, 2006 as the record date for a special meeting of its stockholders to be held on January 23, 2007.

The Press Release is attached as Exhibit 99.1 hereto and is incorporated by reference herein.

Item 9.01.  Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit Number	Description

Exhibit 99.1	Press Release.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:         December 8, 2006

AFFORDABLE RESIDENTIAL COMMUNITIES INC.

By:	/s/ Scott L. Gesell
Scott L. Gesell
Executive Vice President